Value Line
VIP Equity Advantage Fund
A series of Value Line Funds Variable Trust

SUMMARY PROSPECTUS
May 1, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

FUND SUMMARY
Shares of the Fund are offered only to separate accounts that fund certain variable annuity and variable insurance contracts offered by insurance companies that have entered into participation agreements with the Fund (“sponsoring insurance companies”). You should read this Prospectus in conjunction with the prospectus for the relevant variable annuity or variable life insurance policy.
Investment objectives
The Fund’s primary investment objective is capital appreciation. Current income is a secondary investment objective.
Fees and expenses
This table describes the fees and expenses that you may pay in connection with an investment in the Fund. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses	5.01%
Acquired Fund Fees and Expenses(1)	1.56%
Total Annual Fund Operating Expenses	7.47%
Less: Fee Waiver and Expense Reimbursement(2)	–4.66%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.81%

(1)
“Acquired Fund Fees and Expenses” are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds. “Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to average net assets disclosed in the Fund’s annual and semi-annual reports to shareholders (or in the financial highlights table of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect cost of investing in acquired funds.

(2)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated before June 30, 2021 only with the agreement of the Board of Trustees of the Value Line Funds Variable Trust (the “Trust”).

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the fee waiver and expense reimbursement is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Value Line VIP Equity Advantage Fund	$284	$1,773	$3,190	$6,436
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies of the Fund
The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity or equity-related securities (such as preferred stocks). This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders. The Fund primarily invests in a basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange-traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves.
A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund. Instead shares of closed-end funds can be purchased and sold only in the securities markets. Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries. An ETF is an investment company that generally seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500® Index or the Bloomberg Barclays US Aggregate Bond Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries. The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark. The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.
The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities. The Adviser uses the following multi-step process to build and manage the portfolio. The portfolio construction process begins with a proprietary model that ranks all closed-end funds that invest in equity and dividend income producing securities according to a number of factors, including both technical and valuation-driven criteria. The model also filters out the closed-end funds which have extreme or excessive values with respect to characteristics that the Adviser identifies as relevant in selecting a universe of potential buying opportunities with unique investment value. For example, closed-end funds that have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process. The model also considers, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.
After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary model, including, but not limited to, reviewing each fund’s management, portfolio allocations, and economic assessment. In addition, the Adviser attempts to identify potential tactical opportunities. The Adviser may select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or dividend income not adequately reflected in their ranking by the proprietary model. The Fund also may invest in equities and equity-related securities, such as ETFs and preferred stocks, that are not ranked by Value Line’s proprietary model but meet the Fund’s investment objectives.
The Fund’s investment in any one underlying fund is not expected to exceed, under normal conditions, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in companies of any market capitalization and, directly or indirectly, in securities of issuers located outside of the United States, including emerging markets. The Adviser anticipates that generally the Fund’s underlying closed-end funds and ETFs will invest primarily in U.S. companies. The closed-end funds and ETFs in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investments, and/or to benefit from (or protect against) an anticipated decline in the value of their investments.
The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission (the “SEC”) to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.
The Adviser may sell a security for a variety of reasons including when it believes the security’s valuation has become less attractive, a less favorable ranking by the model, or more attractive opportunities are identified.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. The Fund will be subject to the risks associated with the principal investment strategies of the underlying investment companies in which the Fund invests. There is no assurance that the Fund will achieve its investment objectives. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Fund of Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to and depend on the performance of the underlying securities, such as the closed-end funds or ETFs, in which it invests. The Fund’s investment in underlying funds exposes the Fund to the risks associated with the types of securities in which the underlying fund invests and the investment techniques that they employ. Market fluctuations will change the weightings of the underlying funds in the Fund’s portfolio from their target weightings. Underlying funds may periodically change their investment objectives, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders in the Fund will bear the Fund’s operating expenses as well as the Fund’s proportionate share of the expenses of the underlying funds. It is possible to lose money by investing in underlying funds. An investment in an underlying fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or the Adviser. In addition to the risks generally associated with investing in mutual funds, investing in underlying funds that are closed-end funds and ETFs create other risks. For example, certain of the closed-end funds and ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged funds, the more this leverage will magnify any losses on those investments.

The principal risks attributable to the underlying investment companies in which the Fund invests are:
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Quantitative Model Risk. The risk that the proprietary quantitative model used to select the Fund’s investments will be unsuccessful. The Fund’s strategy relies heavily on a quantitative model and the analysis of specific metrics to construct the portfolio. These metrics may not accurately predict a closed-end fund’s performance. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may be unsuccessful at interpreting or implementing the models’ recommendations.

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Asset Allocation Risk. The risk that the selection by the Adviser of certain funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives.

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Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

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Closed-End Fund Investment Risk. The risk that closed-end funds in which the Fund invests will expose the Fund to negative performance and additional expenses associated with investment in such funds, and increased volatility. Closed-end funds frequently trade at a discount from their net asset value (“NAV”), which may affect whether the Fund will realize gain or loss upon its sale of the closed-end funds’ shares. Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.

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Exchange-Traded Funds (ETFs) Risk. The risk that the ETF will not closely track its benchmark index, or that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Fund of owning shares of the ETF will exceed those the Fund would incur by investing in such securities directly.

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Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. “Equity securities” include common stocks, preferred stocks, securities issued by investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

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Common Stock Risk. Stock markets are volatile. The price of common stock, and other equity securities, in which underlying funds invest fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Stock prices may decline over short or even extended periods of time.

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Preferred Stock Risk. Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and common stock.

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Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may invest in underlying funds directly. By investing in underlying funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of those underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

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Foreign Investments Risk. An underlying fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs. Purchases of foreign securities entail certain risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the underlying fund invests, and fluctuations in foreign currency exchange rates may adversely affect the value of foreign securities. Additionally, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

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Leverage/Volatility Risk. The use of leverage by the closed-end funds or ETFs in which the Fund invests will cause the value of the Fund’s shares to be more volatile than if the underlying fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments often pose risks similar to the use of leverage, including some types of derivative instruments being highly volatile and subject to occasional rapid and substantial fluctuations in value. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the closed-end funds or ETFs in which the Fund invests) trading positions suddenly turn unprofitable. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns may be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

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Market Risk. The risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

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Short Sale Risk. Short sale risk includes the potential loss of more money than the actual cost of the investment and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to an underlying fund.

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Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

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High Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 14.
Fund performance
The bar chart and table that follows show the average annual returns of the Fund’s shares since inception on January 1, 2015 compared to the performance of a broad based market index (the S&P 500 Index) and the First Trust Equity Closed-End Fund Total Return Index. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund’s returns would be less than those shown. All returns reflect reinvested dividends. The Fund’s past performance is not necessarily an indication of how it will perform in the future.

Total returns as of 12/31 (%)

Best Quarter:      Q1 2017    +7.83%
Worst Quarter:       Q4 2018    -14.61%
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 year	3 year	5 year	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	25.21%	9.74%	6.18%	6.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	15.27%	11.70%	11.70%
First Trust Equity Closed-End Fund Total Return Index (reflects no deduction for fees, expenses or taxes)	29.29%	10.81%	6.19%	6.19%
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Cindy Starke is primarily responsible for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2015 when the Fund commenced investment operations.

Purchase and sale of Fund shares
You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by a sponsoring insurance company. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the Fund and review the prospectus for the variable annuity or variable life insurance policy which describes the allocation, transfer and withdrawal provisions of such Contract.
The Fund imposes no minimum investment requirements.
Tax information
For federal income tax purposes, the Fund’s dividends and capital gain distributions are expected to be treated as having been received by the sponsoring insurance company, rather than by the owners of the Contracts (“Contractowners”). Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should consult the prospectus for their variable annuity or variable life insurance policy or their tax adviser for a complete discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.
Payments to broker-dealers and other financial intermediaries
The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts sponsored by unaffiliated insurance companies. The Fund and the Adviser and/or the Distributor or other related companies make payments to the sponsoring insurance company (or its affiliates) for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences or other services related to the sale or promotion of the Fund. These payments may be a factor that the sponsoring insurance company considers in including the Fund as an underlying investment option in the variable contracts and may create a conflict of interest by influencing an agent of the sponsoring insurance company or other intermediary to recommend a variable contract and the Fund over another investment. Ask your agent or financial intermediary, or visit the website of the sponsoring insurance company, for more information. The disclosure document for your variable contract may contain additional information about these payments.